                                                                    EXHIBIT 10.2

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                 ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT

                  This ADVISORY FEE PAYMENT AND SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the 17th day of January, 2002, by and between SmarTire Systems Inc. ("SmarTire"), whose business address is Suite 150, 13151 Vanier Place, Richmond, B.C., Canada, V6V 2J1, and West Sussex Trading, Inc. ("West Sussex Trading"), whose business address is 55 Ginty Boulevard, Haverhill, Massachusetts 01830, U.S.A.

                                    RECITALS

                  WHEREAS:

A. The parties have entered into an Advisory Agreement dated as of August 17, 2001 (the "Advisory Agreement"), pursuant to which West Sussex Trading has agreed to act as a non-exclusive advisor to SmarTire in raising new equity and/or debt financing, and, in partial consideration for such services (the "Services"), SmarTire has agreed to issue to West Sussex Trading three year warrants (the "Warrants") to purchase common shares in the capital of SmarTire (the "Warrant Shares") equal in number to seven percent (7%) of the total number of common shares in the capital of SmarTire purchased by investors (the "Investors") introduced to SmarTire by West Sussex Trading; and

B. Investors have agreed to subscribe for a total of 670,000 common shares in the capital of SmarTire.

                  NOW, THEREFORE, the parties hereto agree as follows:

1.                ISSUANCE OF THE WARRANTS

1.1 In consideration for the Services provided to SmarTire under the Advisory Agreement, SmarTire hereby grants to West Sussex Trading 46,900 Warrants, each entitling West Sussex Trading to purchase one Warrant Share at an exercise price of U.S. $1.70 per Warrant Share until 4:30 p.m. (Vancouver time) on that day that is three years following the date hereof, at which time any unexercised Warrants will expire.

1.2 SmarTire agrees to issue to West Sussex Trading a certificate representing the Warrants, in the form attached as Appendix 2 hereto, as soon as practicable following delivery by West Sussex Trading to SmarTire of two fully-executed copies of this Agreement and a Prospective Investor Suitability Questionnaire in the form attached as Appendix 1 (the "Questionnaire").

1.3 The Warrants and the Warrant Shares are sometimes collectively referred to in this Agreement as the "Securities".

2.                ACKNOWLEDGEMENTS OF WEST SUSSEX TRADING

2.1               West Sussex Trading acknowledges and agrees that:

      (a) none of the Warrants or the Warrant Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

      (b) West Sussex Trading acknowledges that SmarTire has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

      (c) the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of SmarTire, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by SmarTire with the United States Shares and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

      (d) if SmarTire has presented a business plan to West Sussex Trading, West Sussex Trading acknowledges that the business plan may not be achieved or be achievable;

      (e) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

      (f)   there is no government or other insurance covering the Securities;

      (g) SmarTire has advised West Sussex Trading that SmarTire is relying on an exemption from the requirements to provide West Sussex Trading with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to West Sussex Trading;

      (h) West Sussex Trading and West Sussex Trading's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from SmarTire in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about SmarTire;

      (i) the books and records of SmarTire were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by West Sussex Trading during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by West Sussex Trading, West Sussex Trading's attorney and/or advisor(s);

      (j) SmarTire is entitled to rely on the representations and warranties and the statements and answers of West Sussex Trading contained in this Agreement and in the Questionnaire;

      (k) West Sussex Trading will indemnify and hold harmless SmarTire and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of West Sussex Trading contained herein or in any document furnished by West Sussex Trading to SmarTire in connection herewith (including, without limitation, the Questionnaire) being untrue in any material respect or any breach or failure by West Sussex Trading to comply with any covenant or agreement made by West Sussex Trading to SmarTire in connection therewith;

      (l) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to West Sussex Trading that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of SmarTire are listed for trading on the Nasdaq SmallCap Market;

      (m) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

      (n) offers and sales of any of the Securities prior to the expiration of a period of one year after the date of issuance of such Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

      (o) there are additional restrictions on West Sussex Trading's ability to resell the Securities under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

      (p) SmarTire will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

      (q) West Sussex Trading has been advised to consult West Sussex Trading's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and SmarTire is not in any way responsible) for compliance with applicable resale restrictions.

3.                REPRESENTATIONS, WARRANTIES AND COVENANTS OF WEST SUSSEX
                  TRADING

      (a) West Sussex Trading hereby represents and warrants to and covenants with SmarTire (which representations, warranties and covenants shall survive the closing) that:

      (b) West Sussex Trading is resident in the United States and is not a resident of British Columbia;

      (c)   West Sussex Trading has received and carefully read this Agreement;

      (d) West Sussex Trading is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of West Sussex Trading;

      (e) West Sussex Trading has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

      (f) West Sussex Trading has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of West Sussex Trading enforceable against West Sussex Trading;

      (g) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, West Sussex Trading, or of any agreement, written or oral, to which West Sussex Trading may be a party or by which West Sussex Trading is or may be bound;

      (h) West Sussex Trading (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

      (i) West Sussex Trading is aware that an investment in SmarTire is speculative and involves certain risks, including the possible loss of the investment, and West Sussex Trading has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in SmarTire's most recent annual report on Form 10-KSB filed with the SEC;

      (j) West Sussex Trading has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and SmarTire, and West Sussex Trading is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

      (k) West Sussex Trading understands and agrees that SmarTire and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, West Sussex Trading shall promptly notify SmarTire;

      (l) all information contained in the Questionnaire is complete and accurate and may be relied upon by SmarTire, and West Sussex Trading will notify SmarTire immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

      (m) West Sussex Trading is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and West Sussex Trading has not subdivided its interest in the Securities with any other person;

      (n) West Sussex Trading is not an underwriter of, or dealer in, the common shares of SmarTire, nor is West Sussex Trading participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

      (o) West Sussex Trading has made an independent examination and investigation of an investment in the Securities and SmarTire and has depended on the advice of its legal and financial advisors and agrees that SmarTire will not be responsible in anyway whatsoever for West Sussex Trading's decision to invest in the Securities and SmarTire;

      (p) if West Sussex Trading is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the investor accounts for which West Sussex Trading acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act, and none of the investor accounts are maintained for the benefit of a resident of British Columbia;

      (q) if West Sussex Trading is acquiring the Securities as a fiduciary or agent for one or more investor accounts, West Sussex Trading has sole investment discretion with respect to each such account, and West Sussex Trading has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

      (r) West Sussex Trading is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

      (s) no person has made to West Sussex Trading any written or oral representations:

            (i) that any person will resell or repurchase any of the Securities;

            (ii) that any person will refund the purchase price of any of the Securities; or

            (iii) as to the future price or value of any of the Securities.

3.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Agreement includes any person in the United States.

4.                ACKNOWLEDGEMENT AND WAIVER

4.1 West Sussex Trading has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. West Sussex Trading hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which West Sussex Trading might be entitled in connection with the distribution of any of the Securities.

5.                LEGENDING OF SUBJECT SECURITIES

5.1 West Sussex Trading hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear legends in substantially the following forms:

      NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE ISSUE DATE OF THE WARRANTS]

5.2 West Sussex Trading hereby acknowledges and agrees to SmarTire making a notation on its records or giving instructions to the registrar and transfer agent of SmarTire in order to implement the restrictions on transfer set forth and described in this Agreement.

6.                COSTS

6.1 West Sussex Trading acknowledges and agrees that all costs and expenses incurred by West Sussex Trading (including any fees and disbursements of any special counsel retained by West Sussex Trading) relating to the acquisition of the Securities shall be borne by West Sussex Trading.

7.                GOVERNING LAW

7.1 This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. West Sussex Trading irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.                SURVIVAL

8.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by West Sussex Trading pursuant hereto.

9.                ASSIGNMENT

9.1 This Agreement is not transferable or assignable.

10.               COUNTERPARTS AND ELECTRONIC MEANS

10.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.               SEVERABILITY

11.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.               ENTIRE AGREEMENT

12.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by SmarTire or by anyone else.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SMARTIRE SYSTEMS INC.                              WEST SUSSEX TRADING, INC.


By: /s/ Kevin A. Carlson                           By: /s/ John A. Finbury
    -------------------------------------------        -------------------------
    Kevin A. Carlson, Managing Director and CFO        Authorized Signatory

                                   APPENDIX 1

                        ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by the undersigned US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) who has indicated an interest in acquiring Securities of SMARTIRE SYSTEMS INC. ("SmarTire"). The purpose of this Questionnaire is to assure SmarTire that the undersigned will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. SmarTire will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or
Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of SmarTire in any state other than those specifically authorized by SmarTire.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, the undersigned agrees that, if necessary, this Questionnaire may be presented to such parties as SmarTire deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities under the Agreement.

The undersigned covenants, represents and warrants to SmarTire that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

             Category 1             An organization described in Section
       -----                        501(c)(3) of the United States Internal
                                    Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

         X    Category 2            A natural person whose individual net worth,
       -----                        or joint net worth with that person's
                                    spouse, on the date of purchase exceeds US
                                    $1,000,000;

              Category 3            A natural person who had an individual
       -----                        income in excess of US $200,000 in each of
                                    the two most recent years or joint income with that person's spouse in excess of US
                                    $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

              Category 4            A "bank" as defined under Section (3)(a)(2)
       -----                        of the 1933 Act or savings and loan
                                    association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section
                                    15 of the Securities Exchange Act of 1934
                                    (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the
                                    Investment Company Act of 1940 (United
                                    States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business

                                    Investment Company licensed by the U.S.
                                    Small Business Administration under Section
                                    301(c) or (d) of the Small Business
                                    Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;


              Category 5            A private business development company as
       -----                        defined in Section 202(a)(22) of the
                                    Investment Advisers Act of 1940 (United
                                    States);

         X   Category 6             A director or executive officer of SmarTire;
       -----
             Category 7             A trust with total assets in excess of
       -----                        $5,000,000, not formed for the specific
                                    purpose of acquiring the Shares, whose
                                    purchase is directed by a sophisticated
                                    person as described in Rule 506(b)(2)(ii) under the 1933 Act;

              Category 8            An entity in which all of the equity owners
       -----                        satisfy the requirements of one or more of
                                    the foregoing categories;

      Note that the undersigned, in claiming to satisfy one of the above categories of Accredited Investor, may be required to supply SmarTire with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the undersigned's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth:

________________________________________________________________________________

________________________________________________________________________________

The undersigned hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify SmarTire promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 17th day of January, 2002.


If a Corporation, Partnership or Other Entity:    If an Individual:

WEST SUSSEX TRADING, INC.

--------------------------------------            ------------------------------
Print of Type Name of Entity                      Signature

/s/ John A. Finbury, Director
--------------------------------------            ------------------------------
Signature of Authorized Signatory                 Print or Type Name

Corporation
--------------------------------------            ------------------------------
Type of Entity                                    Social Security/Tax I.D. No.

                                   APPENDIX 2

                           FORM OF WARRANT CERTIFICATE

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE ISSUE DATE OF THE SHARES]

               THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
             AT 4:30 P.M. (VANCOUVER TIME) ON _______________, 2005.

                             SHARE PURCHASE WARRANTS
                          TO PURCHASE COMMON SHARES OF

                              SMARTIRE SYSTEMS INC.

                incorporated in the Province of British Columbia

                  THIS IS TO CERTIFY THAT WEST SUSSEX TRADING, INC., (the "Holder") of 55 Ginty Boulevard, Haverhill, Massachusetts 01830, U.S.A., (has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ________________________________ fully paid and non-assessable common shares (the "Shares") in the capital of SmarTire Systems Inc. (hereinafter called the "Company") on or before 4:30 p.m. (Vancouver time) on ____________________, 2005 (the "Expiry Date") at a price of US$1.70 per
Share.

      1. ONE (1) WARRANT AND U.S.$1.70 ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS __________________________ WARRANTS.

      2. These Warrants are issued subject to the Terms and Conditions attached to the Warrants issued by the Company (the "Terms and Conditions") attached hereto as Appendix "A" and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

      3. Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

                  IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ______ day of ___________________ , 2002.


SMARTIRE SYSTEMS INC.


Per:  ___________________________________________
      Kevin A. Carlson, Managing Director and CFO

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

      "NONE OF THE SECURITIES TO WHICH THIS AGREEMENT (THE "AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE ISSUE DATE OF THE WARRANTS]"

                                  APPENDIX "A"

TERMS AND CONDITIONS dated ___________________ , 2002, attached to the Warrants issued by SmarTire Systems Inc.

1.                INTERPRETATION

1.1               Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

      (a) "Company" means SmarTire Systems Inc. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

      (b) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

      (c) "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

      (d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

      (e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

      (f) "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

      (g)   "Warrant Holders" or "Holders" means the holders of the Warrants;
            and

      (h) "Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2               Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3               Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4               Applicable Law

The Warrants will be construed in accordance with the laws of the Province of British Columbia.

2.                ISSUE OF WARRANTS

2.1               Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2               Warrant to Rank Pari-Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari-passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in Substitution for Mutilated Lost, Destroyed or Stolen Warrant Certificates

      (a) In case a Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

      (b) The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4               Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.                NOTICE

3.1               Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2               Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

                 SmarTire Systems Inc.
                 13151 Vanier Place
                 Suite 150
                 Richmond, British Columbia
                 Canada V6V 2J1

      Attention: Chief Financial Officer

      Fax No.: (604) 276-2350

4.                EXERCISE OF WARRANTS

4.1               Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to or to the order Company, at par, in Vancouver, British Columbia, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2               Effect of Exercise of Warrants

      (a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

      (b) Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3               Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of common shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4               Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a common share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such common shares.

4.5               Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6               Time of Essence

Time will be of the essence hereof.

4.7               Subscription Price

One (1) Warrant and US$1.70 are required to subscribe for each Share during the term of the Warrants.

4.8               Adjustment of Exercise Price

      (a) The exercise price and the number of common shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

            (i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the exercise price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

            (ii) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

                  In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

                  The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause.

      (b) The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9               Determination of Adjustments

If any questions will at any time arise with respect to the exercise price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of chartered accountants, in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.                COVENANTS BY THE COMPANY

5.1               Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.                WAIVER OF CERTAIN RIGHTS

6.1               Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

7.                MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1               Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.2               Warrants Transferable

The Warrants and all rights attached to them are transferable or assignable at the sole discretion of the Warrant Holder, subject to applicable securities laws and regulatory requirements. The Company will refuse to register and will not otherwise recognize any transfer of the Warrants not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act.

DATED as of the date first above written in these Terms and Conditions.


                                 SMARTIRE SYSTEMS INC.


                                 By: ___________________________________________
                                     Kevin A. Carlson, Managing Director and CFO

                              FORM OF SUBSCRIPTION

TO:   SmarTire Systems Inc.
      13151 Vanier Place, Suite 150
      Richmond, British Columbia
      Canada V6V 2J1

The undersigned Holder of the within Warrants hereby subscribes for __________ common shares (the "Shares") of SmarTire Systems Inc. (the "Company) pursuant to the within Warrants at U.S.$1.70 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL             ADDRESS(ES)                         NUMBER OF SHARES

_________________________   ________________________________   _________________

_________________________   ________________________________   _________________

_________________________   ________________________________   _________________

                                                       TOTAL:  _________________


(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ______ day of __________________ , _____.

In the presence of:

_____________________________________       ____________________________________
Signature of Witness                        Signature of Warrant Holder

Please print below your name and address in full.


Name (Mr./Mrs./Miss) ___________________________________________________________

Address ________________________________________________________________________

        ________________________________________________________________________


                          INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

                        AGREEMENTS OF THE WARRANT HOLDER

                                    ARTICLE 1
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

1.1 By executing this Subscription, the Warrant Holder hereby covenants, represents and warrants to and with the Company that:

      (a) the Warrant Holder, is legally competent to execute this Subscription, to take all actions required pursuant hereto, and the execution and delivery of this Subscription by the Warrant Holder has been duly and validly authorized;

      (b) the Warrant Holder is purchasing the Shares as a principal (and not as an agent) for investment purposes only with no intention or view to reselling or distributing any portion or beneficial interest in the Shares; provided, however, that the Warrant Holder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the United States Securities Act of 1933 (the "1933 Act") and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

      (c) the Warrant Holder is not an underwriter of, or dealer in, the common shares of the Company, nor is the Warrant Holder participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares; and

      (d) the Warrant Holder is familiar with the aims and objectives of the Company and is aware of the risk and other characteristics of its investment in the Shares.

      (e) If the Company will be issuing the Shares pursuant to Regulation S under the 1933 Act ("Regulation S"), the Warrant Holder additionally represents and warrants as follows:

            (i) the Warrant Holder is not a U.S. Person (as defined in Regulation S); and

            (ii) the Warrant Holder is outside the United States when executing this Subscription.

                                    ARTICLE 2
                     ACKNOWLEDGEMENTS OF THE WARRANT HOLDER

2.1 The Warrant Holder acknowledges and agrees that:

      (a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

      (b) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Warrant Holder that any of the Shares will become listed on any stock exchange or automated dealer quotation system, except that currently the common shares of the Company are listed for trading on the Nasdaq SmallCap Market;

      (c) the decision to execute this Subscription and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission (the "SEC") and in compliance, or intended compliance, with applicable securities legislation. If the Company has presented a business plan to the Warrant Holder, the Warrant Holder acknowledges that the business plan may not be achieved or be achievable;

      (d) the Warrant Holder has been advised by the Company that the Warrant Holder should consult its own legal adviser before disposing of all or any part of any Shares that may be issued to the Warrant Holder pursuant to this Subscription to avoid breach of applicable Legislation;

            (i) no person has made to the Warrant Holder any written or oral representations:

            (ii)  that any person will resell or repurchase the Shares;

            (iii) that any person will refund the exercise price for the Shares;
                  or

      (e)   as to the future price or value of the Shares;

      (f) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

      (g) the Warrant Holder understands and agrees that offers and sales of any of the Shares prior to the expiration of the applicable hold period (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

      (h) the Warrant Holder understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act;

      (i) the Warrant Holder acknowledges that it will not be acquiring the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Warrant Holder may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements; and

      (j) the Warrant Holder is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the securities legislation (the "Legislation") in all jurisdictions relevant to this Subscription. As a consequence, the undersigned acknowledges and agrees that:

            (i) the Warrant Holder will not be entitled to use most of the civil remedies available under the Legislation;

            (ii) the Warrant Holder will not receive information that would otherwise be required to be provided to him or her pursuant to the Legislation;

            (iii) prior to issuing any Shares to the Warrant Holder, the Company may require the Warrant Holder to complete, sign and return to the Company as soon as possible, on request by the Company, any such documents, questionnaires, notices and undertakings as the Company may in its sole discretion deem appropriate to ensure compliance with applicable law, and with the rules and policies of the relevant regulatory authorities and stock exchanges; and

      (k) the issuance and sale of the Shares to the Warrant Holder will not be completed if it would be unlawful.

2.2 If the Company will be issuing the Shares pursuant to Regulation S, the Warrant Holder also acknowledges and agrees that:

      (a) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the applicable Restricted Period; and

      (b) the statutory and regulatory basis for the exemption claimed for the offer Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act.

                                    ARTICLE 3
                         LEGENDING OF SUBJECT SECURITIES

3.1 The Warrant Holder hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required, the certificates representing any of the Shares will bear such legend(s) as shall be required under applicable securities laws and regulations.